UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08721

Name of Fund:  Merrill Lynch Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
           Officer, Merrill Lynch Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 09/30/05


Item 1 -   Report to Stockholders


Merrill Lynch
Global Technology
Fund, Inc.


Semi-Annual Report
September 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Global Technology Fund, Inc.


Portfolio Information as of September 30, 2005



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Microsoft Corp.                                    5.3%
eBay, Inc.                                         4.4
Qualcomm, Inc.                                     4.3
Paychex, Inc.                                      4.1
International Business Machines Corp.              4.0
Dell, Inc.                                         3.9
Cisco Systems, Inc.                                3.7
Symantec Corp.                                     2.8
Linear Technology Corp.                            2.7
Automatic Data Processing, Inc.                    2.7



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                     75.0%
Canada                                             2.2
South Korea                                        2.1
Finland                                            1.9
Taiwan                                             0.9
China                                              0.8
Japan                                              0.7
Israel                                             0.7
Singapore                                          0.5
Other*                                            15.2

 * Includes portfolio holdings in short-term investments.



                                               Percent of
                                                 Total
Industry Representation                       Investments

Semiconductors & Semiconductor Equipment          16.0%
Communications Equipment                          13.9
Software                                          13.8
Computers & Peripherals                           13.6
Internet Software & Services                       8.2
IT Services                                        7.9
Electronic Equipment & Instruments                 6.2
Internet & Catalog Retail                          3.7
Media                                              0.6
Commercial Services & Supplies                     0.5
Office Electronics                                 0.4
Other*                                            15.2

 * Includes portfolio holdings in short-term investments.

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.




Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Dominic Vignola, Vice President and Co-Portfolio Manager
Robert Zidar, Vice President and Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



A Letter From the President



Dear Shareholder


Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's (S&P) 500 Index)                          +5.02%        +12.25%
Small-cap U.S. equities (Russell 2000 Index)                               +9.21%        +17.95%
International equities (MSCI Europe Australasia Far East Index)            +9.26%        +25.79%
Fixed income (Lehman Brothers Aggregate Bond Index)                        +2.31%        + 2.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             +2.80%        + 4.05%
High yield bonds (Credit Suisse First Boston High Yield Index)             +2.82%        + 6.31%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



A Discussion With Your Fund's Portfolio Managers


We continue to focus our investment on large-capitalization technology stocks, which we believe represent a better investment opportunity than their small and mid cap counterparts in the current market environment.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2005, Merrill Lynch Global Technology, Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares returned +8.27%, +7.80%, +7.98%, +8.43% and 8.22%, respectively. Fund results exceeded the +5.02% return of broad market, as represented by the Standard & Poor's 500 (S&P 500) Index, but trailed the +10.90% average return of the Lipper Science and Technology Funds category for the six-month period. (Funds in this Lipper category invest primarily in science and technology stocks.) The Fund also underperformed its composite index, a blended universe of the Goldman Sachs Technology Composite Index and the Morgan Stanley Capital International World Information Technology Index, which returned +9.30% for the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

During the period, small cap technology stocks outperformed their larger cap peers as investors were increasingly willing to pay a premium for companies with above-average growth profiles. We had positioned the portfolio to benefit from this environment, and this strategy enhanced performance in the second quarter of 2005. During the latter half of the six-month period, we viewed the rally in smaller capitalization equities as an opportunity to rotate into larger capitalization stocks. In our view, large cap technology stocks represent steady growth opportunities at much more reasonable valuations relative to smaller caps, particularly given the small cap sector's outperformance. However, momentum in small caps continued into the end of the third quarter, and our early rotation into larger caps led to the Fund's underperformance versus its composite benchmark and the Lipper category average. We continue to believe that large cap stocks with dominant franchises represent a better opportunity for shareholders in the current environment. This view is reflected in the Fund's current positioning.

Rising concerns about inflation, driven by the dramatic rise in energy prices, also influenced Fund performance during the period, as the resilience of the U.S. consumer has been tested. Early signs indicate that rising energy prices and the increase in short-term interest rates may be having a negative effect on consumers' propensity to spend. We continue to monitor this situation closely, particularly as it relates to some of our holdings in consumer-oriented sectors. Our aggressive positioning in the payroll subsector benefited performance somewhat during the period as the earnings of these companies tend to improve in a rising interest rate environment. We believe that interest rates are likely to continue to move higher given recent comments by some members of the Federal Reserve Board.

The Fund's relative results benefited from underweight positions in computers and peripherals, and overweight positions in Internet and catalog retail, and Internet software and services. Stock selection in software, semiconductor equipment and IT services offset the underperformance of our holdings in communications equipment and Internet software and services.


What changes were made to the portfolio during the period?

The most notable change during the period was our increased focus on large-capitalization technology stocks and a reduced emphasis on mid and small-capitalization stocks, resulting in an overweight to larger cap companies. As many of our small cap portfolio holdings rallied, we harvested gains and reinvested the proceeds into shares of what we viewed as solid large cap growth companies that had become further undervalued heading into the end of the period. Specifically, we took advantage of weakness in several stocks by purchasing shares of International Business Machines Corp., Linear Technology Corp., Dell, Inc., F5 Networks, Inc., ATI Technologies, Qualcomm, Inc., eBay, Inc. and Microsoft Corp. We eliminated our positions in Maxim Integrated Products, Inc., Netgear, Inc., IAC/Interactive Corp., Intersil Corp., Business Objects SA, Adtran, Inc., Check Point Software Technologies Ltd. and Jamdat Mobile, Inc. and reduced our holding in Texas Instruments, Inc.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Regarding sector allocation, we increased our weightings in computers and peripherals, and IT services and software. We reduced our holdings in consumer electronics, Internet catalog and retail, media, electronic equipment and instruments, and communications equipment. These changes were the result of bottom-up stock selection.


How would you characterize the Fund's position at the close of the period?

As of September 30, 2005, the Fund had net assets of approximately $314.8 million. The portfolio was overweight relative to the composite benchmark in electronic instruments and Internet software and services, and we maintained underweight positions in communications equipment, computers and peripherals, and semiconductors.

Technology company fundamentals remain relatively consistent, exhibiting steady growth with balanced levels of competition matched with reasonable valuations relative to these growth prospects, particularly among the large capitalization stocks in the sector. In general, we believe these companies are unlikely to exhibit accelerating growth going forward. However, there are some positive themes playing out in the market.

Technology continues to challenge the status quo in many industries that were largely untouched in its early development. This is clearly evident in the media sector, where newspapers continue to be challenged by online news portals and job boards. The broadcast television business model is in transition because the penetration of personal video recorders into households reduces the value of advertising inventory in that market, as viewers can watch television more efficiently by "fast forwarding" through commercials. The televisions themselves are undergoing a significant transition, with bulky analog units being replaced by sleek digital-enabled units. The terrestrial radio business is under assault by the emergent satellite radio and online music industries, which have created a better user experience, delivering commercial-free or customizable radio to consumers. During the period, the Fund held positions in several companies in these industries, including Yahoo!, Inc., Monster Worldwide, Inc., RealNetworks, Inc., LG. Philips LCD Co., Ltd., AU Optronics Corp., Pixelworks, Inc., Sirius Satellite Radio, Inc. and XM Satellite Radio Holdings, Inc.

This consumer proliferation of technology products continues as the "Personal Computer Age" becomes the "Electronics Age" in which consumers, attracted by relatively inexpensive broadband wireless connectivity in the form of Wi-Fi networking, have begun to connect multiple devices (notebook computers, personal digital assistants, media centers, Internet telephony) to a single broadband pipe. During the period, we also held positions in some of these companies, including Dell, Inc., Microsoft Corp. and Netgear, Inc. (which we subsequently sold in the second quarter of 2005).

Both governments and large, multi-national private companies continue the steady spending patterns seen last year. This includes the rollout of Voice over Internet Protocol (VoIP) telephony, the continued spending on networked storage driven by the changing regulatory environment in many industries, and an ongoing focus on data and physical security. The Fund had exposure to several companies in this business segment, including Cisco Systems, Inc., F5 Networks, Symantec Corp., Identix, Inc., EMC Corp. and QLogic Corp.

We also have positioned the portfolio in an effort to benefit from the anticipated growth in video games, a trend we believe will be driven by new game consoles from Microsoft (Xbox) and Sony (PS3); the ongoing phenomenon of IT outsourcing to India; and the global proliferation of wireless voice and data technologies.

While we continue to expect near-term volatility in the marketplace, we believe there are reasons to be optimistic about the future. The innovation engine will be a robust presence in the technology sector. Continued innovation among leading technology companies indicates that, over time, new forms of technology will emerge, further transforming the way we spend time at home and work.


Dominic Vignola
Vice President and Co-Portfolio Manager


Robert Zidar
Vice President and Co-Portfolio Manager


October 14, 2005



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results
                                                        6-Month         12-Month     Since Inception
As of September 30, 2005                              Total Return    Total Return     Total Return
ML Global Technology Fund, Inc.--Class A Shares*          +8.27%         +16.20%          -23.00%
ML Global Technology Fund, Inc.--Class B Shares*          +7.80          +15.20           -27.39
ML Global Technology Fund, Inc.--Class C Shares*          +7.98          +15.22           -27.49
ML Global Technology Fund, Inc.--Class I Shares*          +8.43          +16.41           -21.56
ML Global Technology Fund, Inc.--Class R Shares*          +8.22          +15.84           -23.61
S&P 500 (R) Index**                                       +5.02          +12.25           +21.04

*  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 6/26/98.

** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 6/26/98.

   S&P 500 is a trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/05                  +16.20%          +10.10%
Five Years Ended 9/30/05                -21.76           -22.60
Inception (6/26/98)
through 9/30/05                         - 3.53           - 4.25

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/05                  +15.20%          +11.20%
Five Years Ended 9/30/05                -22.41           -22.72
Inception (6/26/98)
through 9/30/05                         - 4.31           - 4.31

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/05                  +15.22%          +14.22%
Five Years Ended 9/30/05                -22.43           -22.43
Inception (6/26/98)
through 9/30/05                         - 4.33           - 4.33

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/05                  +16.41%          +10.30%
Five Years Ended 9/30/05                -21.57           -22.41
Inception (6/26/98)
through 9/30/05                         - 3.29           - 4.00

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 9/30/05                                   +15.84%
Five Years Ended 9/30/05                                 -21.81
Inception (6/26/98) through 9/30/05                      - 3.64



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     April 1, 2005 to
                                                        April 1,       September 30,      September 30,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,082.70            $ 9.66
Class B                                                  $1,000          $1,078.00            $14.01
Class C                                                  $1,000          $1,079.80            $14.23
Class I                                                  $1,000          $1,084.30            $ 8.36
Class R                                                  $1,000          $1,082.20            $10.96

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,015.82            $ 9.35
Class B                                                  $1,000          $1,011.61            $13.57
Class C                                                  $1,000          $1,011.41            $13.77
Class I                                                  $1,000          $1,017.08            $ 8.09
Class R                                                  $1,000          $1,014.57            $10.61

*  For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.85% for Class A, 2.69% for Class B, 2.73% for Class C, 1.60% for Class I and 2.10% for Class R),
   multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Schedule of Investments                                       (in U.S. dollars)


                                                       Shares
         Industry             Common Stocks              Held          Value

Canada--2.5%

         Communications Equipment--0.5%

         Sierra Wireless (d)(e)                       149,900     $   1,702,864

         Electronic Equipment &
         Instruments--0.3%

         Celestica, Inc. (d)                           85,200           963,612

         Semiconductors & Semiconductor
         Equipment--1.7%

         ATI Technologies, Inc. (d)(e)                382,800         5,336,232

         Total Common Stocks in Canada                                8,002,708


China--1.0%

         Computers & Peripherals--1.0%

         Lenovo Group Ltd.                          6,152,000         2,973,801

         Total Common Stocks in China                                 2,973,801


Finland--2.2%

         Communications Equipment--2.2%

         Nokia Oyj (c)                                408,300         6,904,353

         Total Common Stocks in Finland                               6,904,353


Israel--0.8%

         Electronic Equipment &
         Instruments--0.8%

         Orbotech, Ltd. (d)                           101,800         2,547,036

         Total Common Stocks in Israel                                2,547,036


Japan--0.9%

         Office Electronics--0.5%

         Canon, Inc.                                   28,200         1,525,199

         Software--0.4%

         Trend Micro, Inc.                             36,500         1,156,123

         Total Common Stocks in Japan                                 2,681,322


Singapore--0.7%

         Computers & Peripherals--0.7%

         Creative Technology Limited (e)              277,566         2,031,783

         Total Common Stocks in Singapore                             2,031,783


South Korea--2.4%

         Electronic Equipment &
         Instruments--1.1%

         LG. Philips LCD Co., Ltd. (c)(d)             171,000         3,515,760

         Semiconductors & Semiconductor
         Equipment--1.3%

         Samsung Electronics Co., Ltd.                  7,400         4,177,821

         Total Common Stocks in South Korea                           7,693,581


Taiwan--1.1%

         Electronic Equipment &
         Instruments--0.8%

         AU Optronics Corp. (c)                       205,294         2,660,610

         Semiconductors & Semiconductor
         Equipment--0.3%

         United Microelectronics Corp. (c)(e)         234,802           845,287

         Total Common Stocks in Taiwan                                3,505,897




                                                       Shares
         Industry             Common Stocks              Held          Value

United States--88.4%

         Commercial Services &
         Supplies--0.6%

         Monster Worldwide, Inc. (d)                   65,100     $   1,999,221

         Communications Equipment--13.6%

         Avaya, Inc. (d)                               30,800           317,240
         Cisco Systems, Inc. (d)                      650,100        11,656,293
         Ditech Communications Corp. (d)              212,900         1,434,946
         Extreme Networks (d)                         934,000         4,156,300
         F5 Networks, Inc. (d)(e)                     143,500         6,237,945
         Juniper Networks, Inc. (d)(e)                228,600         5,438,394
         Qualcomm, Inc. (e)                           303,400        13,577,150
                                                                  -------------
                                                                     42,818,268

         Computers & Peripherals--14.4%

         Avid Technology, Inc. (d)                     75,200         3,113,280
         Dell, Inc. (d)                               360,300        12,322,260
         EMC Corp. (d)                                504,200         6,524,348
         Hewlett-Packard Co.                           34,800         1,016,160
         International Business Machines Corp.        158,600        12,722,892
         Novatel Wireless, Inc. (d)(e)                164,800         2,384,656
         Palm, Inc. (d)                                62,400         1,767,792
         QLogic Corp. (d)                              77,100         2,636,820
         Rackable Systems, Inc. (d)                   210,900         2,775,444
                                                                  -------------
                                                                     45,263,652

         Electronic Equipment &
         Instruments--4.2%

         CDW Corp. (e)                                 62,700         3,694,284
         Cogent, Inc. (d)                              25,596           607,905
         Identix, Inc. (d)                            532,000         2,500,400
         Photon Dynamics, Inc. (d)                    114,000         2,183,100
         Sanmina-SCI Corp. (d)                        367,600         1,577,004
         Tech Data Corp. (d)                           70,600         2,591,726
                                                                  -------------
                                                                     13,154,419

         IT Services--9.3%

         Automatic Data Processing, Inc.              194,000         8,349,760
         Cognizant Technology Solutions Corp. (d)      82,200         3,829,698
         Computer Sciences Corp. (d)                   39,400         1,864,014
         Kanbay International, Inc. (d)                76,600         1,440,080
         Paychex, Inc. (e)                            347,700        12,892,716
         Sapient Corp. (d)                            164,900         1,030,625
                                                                  -------------
                                                                     29,406,893

         Internet & Catalog Retail--4.4%

         eBay, Inc. (d)(e)                            334,600        13,785,520

         Internet Software & Services--9.6%

         Aladdin Knowledge Systems (d)                 81,400         1,716,726
         Greenfield Online, Inc. (d)                   79,600           433,024
         Homestore, Inc. (d)                          205,801           895,234
         Infospace, Inc. (d)                          104,000         2,482,480
         Interwoven, Inc. (d)                         448,400         3,663,428
         RealNetworks, Inc. (d)(e)                    554,300         3,165,053
         SupportSoft, Inc. (d)                        681,600         3,435,264
         VeriSign, Inc. (d)(e)                        323,000         6,902,510
         Yahoo!, Inc. (d)                             227,200         7,688,448
                                                                  -------------
                                                                     30,382,167



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                       Shares
         Industry             Common Stocks              Held          Value

United States (continued)

         Media--0.8%

         Sirius Satellite Radio, Inc. (d)(e)          155,900     $   1,021,145
         XM Satellite Radio Holdings, Inc.
         Class A (d)(e)                                39,800         1,429,218
                                                                  -------------
                                                                      2,450,363

         Semiconductors & Semiconductor
         Equipment--15.6%

         Altera Corp. (d)(e)                          123,400         2,358,174
         Applied Micro Circuits Corp. (d)             542,900         1,628,700
         Asyst Technologies Inc. (d)                  155,200           723,232
         Broadcom Corp. Class A (d)                    17,000           797,470
         Formfactor, Inc. (d)(e)                      127,900         2,918,678
         Integrated Device Technology, Inc. (d)       323,810         3,477,719
         Intel Corp.                                  294,400         7,256,960
         Linear Technology Corp. (e)                  228,300         8,581,797
         Micron Technology, Inc. (d)                  238,800         3,176,040
         Novellus Systems, Inc. (d)                    88,300         2,214,564
         PMC-Sierra, Inc. (d)                         284,600         2,507,326
         Pixelworks, Inc. (d)                         192,300         1,267,257
         RF Micro Devices, Inc. (d)                   309,900         1,750,935
         Sigmatel, Inc. (d)                           100,300         2,030,072
         Teradyne, Inc. (d)                           135,200         2,230,800
         Texas Instruments, Inc.                       75,100         2,545,890
         Xilinx, Inc. (e)                             126,600         3,525,810
                                                                  -------------
                                                                     48,991,424

         Software--15.9%

         Adobe Systems, Inc.                           85,400         2,549,190
         Altiris, Inc. (d)                            113,100         1,729,299
         Electronic Arts, Inc. (d)                     37,900         2,156,131



                                                       Shares
         Industry             Common Stocks              Held          Value

United States (concluded)

         Software (concluded)

         Macrovision Corp. (d)                         60,100     $   1,147,910
         Microsoft Corp.                              652,300        16,783,679
         NAVTEQ Corp. (d)                              25,900         1,293,705
         Oracle Corp. (d)                             614,700         7,616,133
         Symantec Corp. (d)                           389,800         8,832,868
         Synopsys, Inc. (d)                           141,800         2,680,020
         TIBCO Software, Inc. (d)                     453,700         3,792,932
         Verity, Inc. (d)                             142,100         1,509,102
                                                                  -------------
                                                                     50,090,969

         Total Common Stocks in the
         United States                                              278,342,896

         Total Common Stocks
         (Cost--$321,275,608)--100.0%                               314,683,377



                                                   Beneficial
         Short-Term Securities                       Interest

         Merrill Lynch Liquidity Series, LLC
            Cash Sweep Series I (a)              $  2,287,052         2,287,052
         Merrill Lynch Liquidity Series, LLC
            Money Market Series (a)(b)             54,079,900        54,079,900

         Total Short-Term Securities
         (Cost--$56,366,952)--17.9%                                  56,366,952

Total Investments (Cost--$377,642,560*)--117.9%                     371,050,329
Liabilities in Excess of Other Assets--(17.9%)                     (56,223,864)
                                                                  -------------
Net Assets--100.0%                                                $ 314,826,465
                                                                  =============

  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     378,979,551
                                                  =================
    Gross unrealized appreciation                 $      14,145,730
    Gross unrealized depreciation                      (22,074,952)
                                                  -----------------
    Net unrealized depreciation                   $     (7,929,222)
                                                  =================

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $   1,814,488     $ 39,529
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $(19,324,300)     $ 52,142


(b) Security was purchased with the cash proceeds from securities loans.

(c) Depositary receipts.

(d) Non-income producing security.

(e) Security, or a portion of security, is on loan.

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are a percent of net assets.

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005

Statement of Assets and Liabilities

As of September 30, 2005
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $51,200,942) (identified cost--$321,275,608)                                                            $   314,683,377
       Investments in affiliated securities, at value (identified cost--$56,366,952)                                   56,366,952
       Foreign cash (cost--$43)                                                                                                41
       Receivables:
           Securities sold                                                                     $     6,726,944
           Capital shares sold                                                                         315,616
           Dividends                                                                                    30,485
           Securities lending                                                                           17,581
           Interest from affiliates                                                                      4,058          7,094,684
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   74,183
                                                                                                                  ---------------
       Total assets                                                                                                   378,219,237
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       54,079,900
       Payables:
           Securities purchased                                                                      6,369,001
           Capital shares redeemed                                                                   1,109,266
           Custodian bank                                                                              916,748
           Other affiliates                                                                            279,474
           Investment adviser                                                                          242,379
           Distributor                                                                                 140,516          9,057,384
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             255,488
                                                                                                                  ---------------
       Total liabilities                                                                                               63,392,772
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   314,826,465
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                               $      939,258
       Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    1,621,048
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      529,776
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,209,145
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                       17,850
       Paid-in capital in excess of par                                                                             1,543,236,672
       Accumulated investment loss--net                                                       $    (2,817,235)
       Accumulated realized capital losses--net                                                (1,223,309,116)
       Unrealized depreciation--net                                                                (6,600,933)
                                                                                              ----------------
       Total accumulated losses--net                                                                              (1,232,727,284)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   314,826,465
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $70,103,683 and 9,392,582 shares outstanding                               $          7.46
                                                                                                                  ===============
       Class B--Based on net assets of $114,341,043 and 16,210,476 shares outstanding                             $          7.05
                                                                                                                  ===============
       Class C--Based on net assets of $37,275,028 and 5,297,764 shares outstanding                               $          7.04
                                                                                                                  ===============
       Class I--Based on net assets of $91,813,741 and 12,091,445 shares outstanding                              $          7.59
                                                                                                                  ===============
       Class R--Based on net assets of $1,292,970 and 178,500 shares outstanding                                  $          7.24
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Statement of Operations

For the Six Months Ended September 30, 2005
Investment Income

       Dividends (net of $39,528 foreign withholding tax)                                                         $       716,096
       Interest (including $39,529 from affiliates)                                                                        55,896
       Securities lending--net                                                                                             52,142
                                                                                                                  ---------------
       Total income                                                                                                       824,134
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,638,463
       Account maintenance and distribution fees--Class B                                              608,295
       Transfer agent fees--Class B                                                                    353,207
       Transfer agent fees--Class I                                                                    231,731
       Account maintenance and distribution fees--Class C                                              195,405
       Transfer agent fees--Class A                                                                    179,546
       Transfer agent fees--Class C                                                                    122,783
       Account maintenance fees--Class A                                                                90,439
       Accounting services                                                                              78,850
       Professional fees                                                                                67,024
       Printing and shareholder reports                                                                 38,972
       Registration fees                                                                                34,082
       Custodian fees                                                                                   23,088
       Directors' fees and expenses                                                                     22,491
       Account maintenence and distribution fees--Class R                                                3,023
       Transfer agent fees--Class R                                                                      3,000
       Pricing fees                                                                                      2,252
       Other                                                                                            16,245
                                                                                               ---------------
       Total expenses before waiver                                                                  3,708,896
       Waiver of expenses                                                                            (110,268)
                                                                                               ---------------
       Total expenses after waiver                                                                                      3,598,628
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,774,494)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss)on:
           Investments--net                                                                          9,678,866
           Options written--net                                                                      (249,412)
           Short sales--net                                                                          (512,075)
           Foreign currency transactions--net                                                          (4,240)          8,913,139
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         19,487,887
           Foreign currency transactions--net                                                         (12,914)         19,474,973
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         28,388,112
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    25,613,618
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Statements of Changes in Net Assets
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                 September 30,       March 31,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

       Investment loss--net                                                                    $   (2,774,494)    $   (6,711,995)
       Realized gain--net                                                                            8,913,139          7,553,721
       Change in unrealized appreciation/depreciation--net                                          19,474,973       (64,037,563)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                              25,613,618       (63,195,837)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (52,775,896)      (214,812,876)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   1,092              2,351
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (27,161,186)      (278,006,362)
       Beginning of period                                                                         341,987,651        619,994,013
                                                                                               ---------------    ---------------
       End of period*                                                                          $   314,826,465    $   341,987,651
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $   (2,817,235)    $      (42,741)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Financial Highlights
                                                                                              Class A
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived        September 30,             For the Year Ended March 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     6.89    $     7.72   $     4.72   $     7.99   $     9.81
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net***                                         (.05)         (.08)        (.11)        (.09)        (.12)
       Realized and unrealized gain (loss)--net                        .62++       (.75)++         3.11       (3.18)       (1.70)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .57         (.83)         3.00       (3.27)       (1.82)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.46    $     6.89   $     7.72   $     4.72   $     7.99
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           8.27%+++      (10.75%)       63.56%     (40.93%)     (18.55%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.85%*         1.94%        1.85%        1.94%        1.67%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.92%*         1.97%        1.85%        1.94%        1.67%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (1.35%)*       (1.14%)      (1.56%)      (1.55%)      (1.30%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   70,104    $   74,023   $  108,969   $   73,949   $  142,697
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             85.66%       191.03%      120.50%       78.42%      165.34%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class B
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived        September 30,             For the Year Ended March 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     6.54    $     7.38   $     4.55   $     7.78   $     9.62
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net***                                         (.07)         (.13)        (.16)        (.13)        (.19)
       Realized and unrealized gain (loss)--net                        .58++       (.71)++         2.99       (3.10)       (1.65)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .51         (.84)         2.83       (3.23)       (1.84)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.05    $     6.54   $     7.38   $     4.55   $     7.78
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           7.80%+++      (11.38%)       62.20%     (41.52%)     (19.13%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        2.69%*         2.77%        2.68%        2.78%        2.47%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       2.75%*         2.80%        2.68%        2.78%        2.47%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (2.18%)*       (1.98%)      (2.39%)      (2.41%)      (2.10%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  114,341    $  129,911   $  224,281   $  181,756   $  474,172
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             85.66%       191.03%      120.50%       78.42%      165.34%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class C
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived        September 30,             For the Year Ended March 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     6.52    $     7.37   $     4.55   $     7.77   $     9.62
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net***                                         (.08)         (.13)        (.16)        (.13)        (.19)
       Realized and unrealized gain (loss)--net                        .60++       (.72)++         2.98       (3.09)       (1.66)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .52         (.85)         2.82       (3.22)       (1.85)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.04    $     6.52   $     7.37   $     4.55   $     7.77
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           7.98%+++      (11.53%)       61.98%     (41.44%)     (19.23%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        2.73%*         2.82%        2.73%        2.85%        2.51%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       2.80%*         2.85%        2.73%        2.85%        2.51%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (2.23%)*       (2.02%)      (2.44%)      (2.48%)      (2.14%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   37,275    $   40,997   $   66,594   $   50,295   $  123,955
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             85.66%       191.03%      120.50%       78.42%      165.34%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class I
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived        September 30,             For the Year Ended March 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     7.00    $     7.82   $     4.77   $     8.06   $     9.86
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net***                                         (.04)         (.06)        (.09)        (.07)        (.10)
       Realized and unrealized gain (loss)--net                        .63++       (.76)++         3.14       (3.22)       (1.70)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .59         (.82)         3.05       (3.29)       (1.80)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.59    $     7.00   $     7.82   $     4.77   $     8.06
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           8.43%+++      (10.49%)       63.94%     (40.82%)     (18.26%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.60%*         1.69%        1.60%        1.69%        1.42%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.67%*         1.71%        1.60%        1.69%        1.42%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (1.10%)*        (.85%)      (1.31%)      (1.30%)      (1.05%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   91,814    $   95,897   $  219,677   $  144,992   $  272,576
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             85.66%       191.03%      120.50%       78.42%      165.34%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Financial Highlights (concluded)
                                                                                              Class R

                                                                     For the Six                                For the Period
                                                                     Months Ended      For the Year Ended     January 3, 2003++++
The following per share data and ratios have been derived           September 30,          March 31,              to March 31,
from information provided in the financial statements.                   2005            2005           2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                       $       6.69     $       7.52     $       4.57     $       4.92
                                                                  ------------     ------------     ------------     ------------
       Investment loss--net***                                           (.06)            (.09)            (.13)            (.01)
       Realized and unrealized gain (loss)--net                          .61++          (.74)++             3.08            (.34)
                                                                  ------------     ------------     ------------     ------------
       Total from investment operations                                    .55            (.83)             2.95            (.35)
                                                                  ------------     ------------     ------------     ------------
       Net asset value, end of period                             $       7.24     $       6.69     $       7.52     $       4.57
                                                                  ============     ============     ============     ============

Total Investment Return**

       Based on net asset value per share                             8.22%+++         (11.04%)           64.55%       (7.11%)+++
                                                                  ============     ============     ============     ============

Ratios to Average Net Assets

       Expenses, net of waiver                                          2.10%*            2.21%            2.10%           2.17%*
                                                                  ============     ============     ============     ============
       Expenses                                                         2.17%*            2.25%            2.10%           2.17%*
                                                                  ============     ============     ============     ============
       Investment loss--net                                           (1.61%)*          (1.34%)          (1.81%)         (1.46%)*
                                                                  ============     ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                   $      1,293     $      1,159     $        472     $    --+++++
                                                                  ============     ============     ============     ============
       Portfolio turnover                                               85.66%          191.03%          120.50%           78.42%
                                                                  ============     ============     ============     ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

      ++++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Amount is less than $1,000.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average daily net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% of the average daily net assets in excess of $2 billion. For the six months ended September 30, 2005, MLIM waived a portion of its fee. MLIM earned fees of $1,638,463, of which $110,268 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


Pursuant to the Distribution Plan adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account
                                     Maintenance           Distribution
                                             Fee                    Fee

Class A                                     .25%                     --
Class B                                     .25%                   .75%
Class C                                     .25%                   .75%
Class R                                     .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                            FAMD                 MLPF&S

Class A                                   $  326               $  5,202
Class I                                   $   10               $    154


For the six months ended September 30, 2005, MLPF&S received contingent deferred sales charges of $28,533 and $2,431 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2005, the Fund lent securities with a value of $399,600 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended September 30, 2005, MLIM, LLC received $19,799 in securities lending agent fees.

In addition, MLPF&S received $243,512 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 2005.

For the six months ended September 30, 2005, the Fund reimbursed MLIM $3,359 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2005 were $278,137,065 and $335,226,334, respectively.

Transactions in call options written for the six months ended September 30, 2005 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                                  618             83,117
Options closed                                 (618)           (83,117)
                                       -------------     --------------
Outstanding call options written,
   end of period                                  --                 --
                                       =============     ==============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $52,775,896 and $214,812,876 for the six months ended September 30, 2005 and for the year ended March 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                  197,646    $     1,396,904
Automatic conversion
   of shares                                 556,798          4,007,894
                                      --------------    ---------------
Total issued                                 754,444          5,404,798
Shares redeemed                          (2,108,310)       (15,122,336)
                                      --------------    ---------------
Net decrease                             (1,353,866)    $   (9,717,538)
                                      ==============    ===============



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)


Class A Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  639,993    $     4,427,973
Automatic conversion of shares             1,341,902          9,407,458
                                      --------------    ---------------
Total issued                               1,981,895         13,835,431
Shares redeemed                          (5,355,506)       (37,252,669)
                                      --------------    ---------------
Net decrease                             (3,373,611)    $  (23,417,238)
                                      ==============    ===============


Class B Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                  508,832    $     3,456,322
                                      --------------    ---------------
Shares redeemed                          (3,584,641)       (24,229,783)
Automatic conversion of shares             (587,943)        (4,007,894)
                                      --------------    ---------------
Total redeemed                           (4,172,584)       (28,237,677)
                                      --------------    ---------------
Net decrease                             (3,663,752)    $  (24,781,355)
                                      ==============    ===============


Class B Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,234,352    $     8,168,322
                                      --------------    ---------------
Shares redeemed                         (10,323,754)       (68,082,390)
Automatic conversion of shares           (1,407,406)        (9,407,458)
                                      --------------    ---------------
Total redeemed                          (11,731,160)       (77,489,848)
                                      --------------    ---------------
Net decrease                            (10,496,808)    $  (69,321,526)
                                      ==============    ===============


Class C Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                   92,614    $       624,572
Shares redeemed                          (1,080,975)        (7,301,071)
                                      --------------    ---------------
Net decrease                               (988,361)    $   (6,676,499)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  241,243    $     1,605,067
Shares redeemed                          (2,989,064)       (19,769,423)
                                      --------------    ---------------
Net decrease                             (2,747,821)    $  (18,164,356)
                                      ==============    ===============


Class I Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                  101,577    $       750,023
Shares redeemed                          (1,711,904)       (12,388,577)
                                      --------------    ---------------
Net decrease                             (1,610,327)    $  (11,638,554)
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,066,631    $     7,411,003
Shares redeemed                         (15,454,518)      (112,084,394)
                                      --------------    ---------------
Net decrease                            (14,387,887)    $ (104,673,391)
                                      ==============    ===============


Class R Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                   84,127    $       572,484
Shares redeemed                             (78,811)          (534,434)
                                      --------------    ---------------
Net increase                                   5,316    $        38,050
                                      ==============    ===============


Class R Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  289,230    $     1,969,877
Shares redeemed                            (178,902)        (1,206,242)
                                      --------------    ---------------
Net increase                                 110,328    $       763,635
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) on Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended September 30, 2005.


6. Capital Loss Carryforward:
On March 31, 2005, the Fund had a net capital loss carryforward of $1,223,423,930, of which $36,933,716 expires in 2008, $37,623,208 expires in
2009, $918,433,560 expires in 2010, $226,710,557 expires in 2011 and
$3,722,889 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                   SEPTEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Technology Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 17, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 17, 2005